Exhibit 99

SUBJECT TO REVISION
SERIES TERM SHEET, dated November 5, 2004

                                $1,139,516,511
                         USAA AUTO OWNER TRUST 2004-3
                                    Issuer
                             USAA Acceptance, LLC
                                   Depositor
                           USAA Federal Savings Bank
                              Seller and Servicer

The trust will issue the following securities:

- ------------------------------------------------------------------------------
                                       Initial
                                      Principal
                                      Amount or
                                       Initial                         Final
                                     Certificate     Per Annum      Scheduled
                                       Balance     Interest Rate   Payment Date
                                       -------     -------------   ------------

 Class A-1 Notes...................    $  256,000,000     %    November 15, 2005
 Class A-2 Notes...................    $  247,000,000     %      June 15, 2007
 Class A-3 Notes...................    $  385,000,000     %    February 17, 2009
 Class A-4 Notes...................    $  220,170,000     %      June 15, 2011
 Class B Certificates(1)...........    $   31,346,511     %      June 15, 2011
 (1) On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.
- ------------------------------------------------------------------------------

      The securities are not obligations of USAA Acceptance, LLC, USAA Federal Savings Bank or any of their respective affiliates. Neither the securities nor the underlying motor vehicle loans are insured or guaranteed by the FDIC or any other governmental agency.

      This term sheet contains structural and collateral information about the securities, but does not contain complete information about the offering of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the securities. If the offer, solicitation or sale of the securities in any jurisdiction would be unlawful before the securities are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the securities in that jurisdiction.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this term sheet. Any representation to the contrary is a criminal offense.

                           Joint Global Coordinators

Deutsche Bank Securities                                    Wachovia Securities
                                  Co-Managers
Banc of America Securities LLC

                                   Barclays Capital
                                                        Citigroup

                                                                       JPMorgan

                      SUMMARY OF TERMS OF THE SECURITIES

      The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. To understand all of the terms of the offering of the securities, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Issuer

USAA Auto Owner Trust 2004-3, a Delaware statutory trust.

Offered Securities

o     $256,000,000 Class A-1 ____% Asset Backed Notes

o     $247,000,000 Class A-2 ____% Asset Backed Notes

o     $385,000,000 Class A-3 ____% Asset Backed Notes

o     $220,170,000 Class A-4 ____% Asset Backed Notes

o     $31,346,511 Class B _____% Asset Backed Certificates

On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.

Closing Date

The trust expects to issue the securities on or about November 17, 2004.

Cut-off Date

The seller will transfer the receivables to the depositor and the depositor will transfer the receivables to the trust as of November 1, 2004.

Depositor

USAA Acceptance, LLC.

Seller and Servicer

USAA Federal Savings Bank.

Owner Trustee

Wachovia Trust Company, National Association.

Indenture Trustee

JPMorgan Chase Bank.

Payment Dates

On the 15th day of each month (or if the 15th day is not a business day, the next business day), the trust will pay interest and principal on the securities.

First Payment Date

The first payment date will be December 15, 2004.

Record Dates

On each payment date, the trust will pay interest and principal to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.

Interest Rates

On each payment date, the trust will pay interest on each class of securities at a fixed rate of interest.



                                      2


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Interest Accrual

1.    Class A-1 Notes

"Actual/360", accrued from and including the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

2.    Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Certificates

"30/360", accrued from and including the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each class of notes and certificates on each payment date will be the product of:

1. the outstanding principal amount of the related class of notes or the outstanding certificate balance of the certificates;

2.    the related interest rate; and

3.    (i)   in the case of the Class A-1 Notes:

            the actual number of days in the accrual period divided by 360;
            and

      (ii)  in the case of the other classes of notes and the certificates:

            30 (or in the case of the first payment date, 28) divided by 360.

Priority of Distributions

From collections on the receivables received during the prior calendar month and amounts withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority, after reimbursement of advances made in prior months by the servicer for interest payments due from obligors but not received:

(1)   Servicing Fee--the servicing fee payable to the servicer;

(2) Note Interest--interest due on all the notes ratably to the holders of each class of notes;

(3) Priority Note Principal Payment--a payment of principal of the notes to be distributed in the same priority as described under clause (5) below in an amount equal to the excess, if any, of:

      o the outstanding principal amount of the notes immediately prior to such payment date over

      o the outstanding principal balance of the receivables (exclusive of "defaulted receivables") as of the end of the prior calendar month;

(4) Certificate Interest--interest distributable to the holders of the certificates; however, if payment of the notes has been accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, this distribution will instead be made only after the notes have been paid in full;

(5) Regular Principal Payment--an amount generally equal to the sum of the principal collections on the receivables during the prior calendar month and the aggregate principal balance (net of liquidation proceeds applied to principal) of all receivables designated as "defaulted receivables" in that month (less any amounts distributed under clause (3) above) will be applied to pay principal on the securities in the following amounts in the following order of priority:

      (i) on the Class A-1 Notes until they are paid in full;

      (ii) on the Class A-2 Notes until they are paid in full;

      (iii) on the Class A-3 Notes until they are paid in full;

      (iv) on the Class A-4 Notes until they are paid in full; and

      (v) on the certificates until they are paid in full.


                                      3


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      If payment of the notes is accelerated after an event of default due to a breach of a material covenant or agreement by the trust, all of the funds remaining after clause (4) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then paid as principal pro rata on all of the remaining classes of the notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates until the certificates are paid in full. If payment of the notes is accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, all of the funds remaining after clause (2) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then any remaining amounts will be paid as principal pro rata on all of the remaining classes of notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates, first to pay interest distributable to the holders of the certificates, and second to pay principal on the certificates until they are paid in full;

(6) Final Scheduled Payment Date--if the payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full after giving effect to the payment pursuant to clause (5) will be paid on that class;

(7) Reserve Account Deposit--to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

(8) Indenture Trustee and Owner Trustee Fees and Expenses--to pay any unpaid fees, expenses and indemnification of the indenture trustee and owner trustee; however, if payment of the notes is accelerated after an event of default, all fees, expenses and indemnification owing to the indenture trustee and owner trustee will be paid prior to clause (1); and

(9) any amounts remaining after the above distributions will be distributed to the depositor.

Credit Enhancement

The credit enhancement for the securities will be as follows:

Subordination of Payments on the Certificates

Payments of interest on the certificates will be subordinated to payments of interest on the notes and to payments of priority note principal. No payments of principal will be made on the certificates until the notes are paid in full. If an event of default occurs because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust and payment of the notes is accelerated, no payments will be made on the certificates until the notes are paid in full.

Reserve Account

On the closing date, the depositor will deposit $5,697,582.56, or 0.50% of the principal balance of the receivables as of the cut-off date, into the reserve account.

On each payment date, if collections on the receivables are insufficient to make the payments pursuant to clauses (1) through (6) listed in "Priority of Distributions" above, the indenture trustee will withdraw funds, to the extent available, from the reserve account to pay such amounts.

Generally, the balance required to be on deposit in the reserve account will be the lesser of (a) 0.50% of the principal balance of the receivables as of the cut-off date and (b) the sum of the outstanding notes and certificates as of the current payment date. If the average delinquency ratio or the average net loss ratio exceeds its respective specified trigger level, then the percentage in clause (a) will be 0.75% until the average delinquency ratio and the average net loss ratio are equal to or less than their respective specified trigger levels for at least six consecutive payment dates.

On each payment date, the trust will deposit into the reserve account, to the extent necessary to reinstate the required balance of the reserve account, any collections on the receivables remaining after the


                                      4


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

payment of the amounts described in clauses (1) through (6) listed in "Priority of Distributions" above are satisfied.

On each payment date, the trust will distribute to the depositor funds on deposit in the reserve account in excess of the required reserve account balance.

Optional Prepayment

The servicer has the option to purchase the outstanding receivables on any payment date following the last day of a collection period on which the aggregate outstanding principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the cut-off date. The purchase price will equal the lesser of (i) the outstanding principal balance of the receivables plus interest accrued thereon at the weighted average interest rate borne by the securities through the end of the related collection period and (ii) the fair market value of the receivables. However, the servicer will not be entitled to exercise such purchase option if such purchase price is not sufficient to pay the principal of and interest on the outstanding securities in full. The trust will apply such payment to the payment of the securities in full.

It is expected that at the time this purchase option becomes available to the servicer, only the Class A-4 Notes and the certificates will be outstanding.

Final Scheduled Payment Dates

The trust is required to pay the entire principal amount of each class of notes and the entire certificate balance of the certificates, to the extent not previously paid, on the respective final scheduled payment dates specified on the front page of this term sheet.

Property of the Trust

The property of the trust will include the following:

o the receivables and the collections on the receivables on or after the cut-off date;

o     security interests in the vehicles financed by the receivables;

o amounts held in the reserve account and other bank accounts maintained for the trust;

o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables; and

o rights of the depositor under the receivables purchase agreement under which the depositor acquired the receivables.

Composition of the Receivables

The composition of the receivables as of the cut-off date is as follows:

Aggregate Principal Balance...         $1,139,516,511.60
Number of Receivables.........                    61,937
Current Principal Balance
      Average.................                $18,397.99
      Range...................    $806.99 to $108,921.99

Original Amount Financed

      Average.................                $19,113.89
      Range...................  $1,200.00 to $110,000.00


Weighted Average Contract Rate                     5.06%
      Range...................           2.90% to 15.20%
Weighted Average Original Term              60.09 months
      Range...................     9 months to 72 months
Weighted Average Remaining Term             57.89 months
      Range...................     8 months to 72 months
Percentage of Aggregate Principal
      Balance of Receivables for
      New/Used Vehicles                  66.49% / 33.51%

Servicer of the Receivables

The trust will pay the servicer a servicing fee on each payment date for the previous month equal to 1/12th of 0.50% of the outstanding principal balance of the receivables at the beginning of the previous month. In addition to the servicing fee, the trust will also pay the servicer a supplemental servicing fee equal to any late fees and other administrative fees and expenses, if any, collected during each month and any reinvestment earnings on any payments received on the receivables and deposited into the collection account.


                                      5


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Ratings

It is a condition to the issuance of the securities that:

o the Class A-1 Notes be rated in the highest short-term rating category by Moody's and Standard & Poor's;

o the Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes be rated in the highest long-term rating category by Moody's and Standard & Poor's; and

o the certificates be rated at least "BBB-" (or its equivalent) by Moody's and Standard & Poor's.

A rating is not a recommendation to purchase, hold or sell the offered notes and certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency rating the securities may lower or withdraw its rating in the future, in its discretion, as to any class of securities.

Minimum Denominations

Notes.............      $1,000 and integral multiples of $1,000

Certificates......      $1,000 and integral multiples of $1,000


Registration, Clearance and Settlement

Notes.............      Book-entry through DTC/Clearstream/Euroclear

Certificates......      Book-entry through DTC

Risk Factors

Investments in the securities are subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the securities, each of which should be read carefully in connection with any decision to invest in any class of securities.


                                      6


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             THE RECEIVABLES POOL

      The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those loans. The pool will consist of the receivables which the seller transfers to the depositor and the depositor transfers to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cut-off date.

Criteria Applicable to Selection of Receivables

      The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus under "The Receivables Pools." No selection procedures believed by the seller or the depositor to be adverse to the securityholders were utilized in selecting the receivables. These criteria include the requirement that each receivable:

1. has a remaining maturity, as of the cut-off date, of not less than six months and not more than 72 months;

2. had an original maturity of not less than 9 months and not more than 72 months;

3. is a fully-amortizing, simple interest loan which bears interest at a fixed rate per annum (the "Contract Rate") and which provides for level scheduled payments (except for the last payment, which may be minimally different from the level payments) over its remaining term, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cut-off date, by application of the Servicemembers Civil Relief Act;

4. is secured by a financed vehicle that, as of the cut-off date, had not been repossessed without reinstatement;

5. has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cut-off date;

6.    has no payment more than 30 days past due as of the cut-off date;

7. has a remaining principal balance, as of the cut-off date, of not less than $800.00; and

8.    has a scheduled maturity no later than November 28, 2010.


                                      7


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      The composition, geographical distribution and distribution by Contract Rate of the receivables as of the cut-off date are set forth in the following tables.

                        Composition of the Receivables

Aggregate Principal Balance...........         $1,139,516,511.60
Number of Receivables.................                    61,937
Current Principal Balance
     Average..........................                $18,397.99
     Range............................    $806.99 to $108,921.99
Original Amount Financed
     Average..........................                $19,113.89
     Range............................  $1,200.00 to $110,000.00
Weighted Average Contract Rate........                     5.06%
     Range............................           2.90% to 15.20%
Weighted Average Original Term........              60.09 months
     Range............................     9 months to 72 months
Weighted Average Remaining Term.......              57.89 months
     Range............................     8 months to 72 months
Percentage of Aggregate Principal
  Balance of Receivables for New/Used
  Vehicles............................           66.49% / 33.51%


                                      8


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

        Geographic Distribution of the Receivables as of the Cut-off Date

                                                                Percentage of
                                                                   Aggregate
                                    Number of      Principal       Principal
State(1)                           Receivables      Balance       Balance(2)
- --------                           -----------      -------       ----------
Alabama........................       1,149   $   21,099,633.69     1.85%
Alaska.........................         441        8,332,559.13     0.73
Arizona........................       2,185       41,812,026.71     3.67
Arkansas.......................         530        9,647,445.73     0.85
California.....................       5,603      109,670,358.51     9.62
Colorado.......................       1,748       30,696,970.48     2.69
Connecticut....................         613       10,982,477.23     0.96
Delaware.......................         308        5,535,886.69     0.49
District of Columbia...........         788       15,542,202.46     1.36
Florida........................       4,277       79,314,289.99     6.96
Georgia........................       3,213       59,255,432.14     5.20
Hawaii.........................         724       13,615,585.08     1.19
Idaho..........................         309        5,356,428.85     0.47
Illinois.......................       1,011       17,635,309.53     1.55
Indiana........................         418        7,072,327.92     0.62
Iowa...........................         183        3,079,883.83     0.27
Kansas.........................         632       11,013,070.41     0.97
Kentucky.......................         704       12,436,049.67     1.09
Louisiana......................         951       17,387,107.57     1.53
Maryland.......................       2,146       41,283,533.68     3.62
Massachusetts..................         783       12,710,079.55     1.12
Michigan.......................         671       11,041,855.10     0.97
Minnesota......................         473        7,998,485.70     0.70
Mississippi....................         520        9,380,730.92     0.82
Missouri.......................         906       15,165,759.97     1.33
Montana........................         274        4,695,313.34     0.41
Nebraska.......................         363        5,934,818.02     0.52
Nevada.........................         727       14,238,119.44     1.25
New Hampshire..................         284        4,712,916.74     0.41
New Jersey.....................       1,428       25,515,013.44     2.24
New Mexico.....................         771       13,742,716.58     1.21
New York.......................       2,117       39,915,296.28     3.50
North Carolina.................       2,529       45,898,054.11     4.03
North Dakota...................         154        2,538,723.18     0.22
Ohio...........................       1,042       17,946,473.18     1.57
Oklahoma.......................       1,066       19,243,924.35     1.69
Oregon.........................         505        8,354,861.51     0.73
Pennsylvania...................       1,331       22,894,998.07     2.01
Rhode Island...................         250        4,381,908.32     0.38
South Carolina.................       1,262       22,809,382.01     2.00
South Dakota...................         100        1,764,554.80     0.15
Tennessee......................       1,162       21,623,949.35     1.90
Texas..........................       8,477      159,589,965.76    14.01
Utah...........................         325        5,676,666.62     0.50
Vermont........................         125        1,975,173.53     0.17
Virginia.......................       3,985       75,714,058.13     6.64
Washington.....................       1,645       30,560,637.37     2.68
West Virginia..................         218        3,937,234.80     0.35
Wisconsin......................         361        6,073,713.50     0.53
Wyoming........................         150        2,712,548.63     0.24
                                     ------   -----------------   ------
   Total                             61,937   $1,139,516,511.60   100.00%
                                     ======   =================   ======
- --------
(1) Based on the billing addresses of the obligors as of the cut-off date.

(2) May not add to 100.00% due to rounding.


                                      9


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     Distribution by Contract Rate of the Receivables as of the Cut-off Date


                                                                   Percentage of
                                                                     Aggregate
                                       Number of     Principal       Principal
Contract Rate                         Receivables     Balance       Balance(1)
- -------------                         -----------     -------       ----------
2.51% to 3.00%........................     293   $    6,352,465.88      0.56%
3.01% to 3.50%........................     734       16,377,627.81      1.44
3.51% to 4.00%........................   3,436       75,290,052.77      6.61
4.01% to 4.50%........................   4,265       88,693,934.57      7.78
4.51% to 5.00%........................  18,542      371,544,017.28     32.61
5.01% to 5.50%........................  23,325      390,715,269.54     34.29
5.51% to 6.00%........................   5,898      104,263,497.11      9.15
6.01% to 6.50%........................   1,329       24,273,110.24      2.13
6.51% to 7.00%........................     986       16,210,012.48      1.42
7.01% to 7.50%........................     714       10,829,464.23      0.95
7.51% to 8.00%........................     595        9,005,673.44      0.79
8.01% to 8.50%........................     695       10,544,910.64      0.93
8.51% to 9.00%........................     610        8,630,283.39      0.76
9.01% to 9.50%........................     243        3,302,967.71      0.29
9.51% to 10.00%.......................     139        1,895,038.12      0.17
10.01% to 10.50%......................     104        1,209,790.92      0.11
10.51% to 11.00%......................       8          113,352.45      0.01
11.01% to 11.50%......................      10          147,624.20      0.01
11.51% to 12.00%......................       3           39,962.07      0.00
12.01% to 12.50%......................       2           20,500.52      0.00
12.51% to 13.00%......................       4           38,331.97      0.00
14.01% to 14.50%......................       1            8,155.80      0.00
15.01% to 15.50%......................       1           10,468.46      0.00
                                        ------   -----------------    ------
   Total                                61,937   $1,139,516,511.60    100.00%
                                        ======   =================    ======
- ------------
(1) May not add to 100.00% due to rounding.


                                      10


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

           THE BANK'S DELINQUENCY, LOAN LOSS AND RECOVERY INFORMATION

      The following tables set forth information with respect to the experience of USAA Federal Savings Bank (the "Bank") relating to delinquencies, loan losses and recoveries for each of the periods shown for the portfolio of motor vehicle loans originated and serviced by the Bank (including loans sold but still serviced by the Bank). The portfolio of motor vehicle loans originated and serviced by the Bank during the periods shown includes both fixed rate motor vehicle loans and variable rate motor vehicle loans. The Bank does not maintain separate records with respect to fixed rate motor vehicle loans and variable rate motor vehicle loans regarding delinquency, loan loss and recovery experience. The receivables to be sold to the trust will include only fixed rate motor vehicle loans. The following tables also include information with respect to certain consumer loans which are not motor vehicle loans. These other consumer loans did not exceed 15% of outstandings as of each of the dates and for each of the periods shown in the following tables. The Bank believes that the inclusion of variable rate motor vehicle loans and these other consumer loans has an immaterial effect on the information set forth in the following tables with respect to the Bank's experience relating to delinquencies, loan losses and recoveries on its fixed rate motor vehicle loans.




                                                         Delinquency Experience

                                     At September 30,                             At December 31,
                                     ----------------                             ---------------
                                2004                  2003                  2003                  2002
                                ----                  ----                  ----                  ----
                          Dollars     Number    Dollars     Number    Dollars     Number    Dollars     Number
                        (in 000s)   of Loans  (in 000s)   of Loans  (in 000s)   of Loans  (in 000s)   of Loans
                        ---------   --------  ---------   --------  ---------   --------  ---------   --------
  Outstandings.....     $7,013,614   527,502  $5,388,316   402,793  $5,732,698    430,269 $5,065,075    373,022

  Delinquencies
     over 30
     days(1)(2)....       $12,978      1,637     $9,776      1,327     $11,217      1,501    $16,951      1,964

  Delinquencies
     over 30
     days(%)(3)....         0.19%      0.31%      0.18%      0.33%       0.20%      0.35%      0.33%      0.53%


                                                At December 31,
                                                ---------------
                              2001                  2000                  1999
                              ----                  ----                  ----
                        Dollars     Number     Dollars    Number     Dollars    Number
                      (in 000s)   of Loans   (in 000s)  of Loans   (in 000s)  of Loans
                      ---------   --------   ---------  --------   ---------  --------
  Outstandings.....   $4,682,707    349,183  $4,116,093   313,741  $3,661,825   283,810

  Delinquencies
     over 30
     days(1)(2)....      $26,595      2,821     $18,667     1,919     $16,927     1,689

  Delinquencies
     over 30
     days(%)(3)....        0.57%      0.81%       0.45%     0.61%       0.46%     0.60%



- --------------
(1)   Delinquencies include principal amounts only.
(2) The period of delinquency is based on the number of days payments are contractually past due.
(3)   As a percent of outstandings.



                                                                      Loan Loss Experience

                                            Nine Months Ended September 30,            Year Ended December 31,
                                          -------------------------------            -----------------------
                                                 2004             2003              2003             2002
                                                 ----             ----              ----             ----
Number of Loans(1).......................        527,502           402,793          430,269          373,022
Period Ending Outstandings...............     $7,013,614        $5,388,316       $5,732,698       $5,065,075
     Average Outstandings(2).............     $6,428,399        $5,199,440       $5,285,345       $4,891,867
Number of Gross Charge-Offs..............          1,827             1,737            2,295            2,208
Gross Charge-Offs(3).....................        $16,917           $16,750          $21,411          $23,106
Gross Charge-Offs as a % of
   Period End Outstandings(4)............          0.32%             0.42%            0.37%            0.46%
Gross Charge-Offs as a % of
   Average Outstandings(4)...............          0.35%             0.43%            0.41%            0.47%
Recoveries(5)............................         $9,406            $9,747          $12,494          $11,092
Net Charge-Offs(6).......................         $7,511            $7,003           $8,917          $12,014
Net Charge-Offs as a % of
   Period End Outstandings(4)............          0.14%             0.17%            0.16%            0.24%
Net Charge-Offs as a % of
   Average Outstandings(4)...............          0.16%             0.18%            0.17%            0.25%


                                                        Year Ended December 31,
                                                        -----------------------
                                                  2001             2000           1999
                                                  ----             ----           ----
Number of Loans(1).......................        349,183          313,741          283,810
Period Ending Outstandings...............     $4,682,707       $4,116,093       $3,661,825
     Average Outstandings(2).............     $4,479,262       $3,933,887       $3,281,001
Number of Gross Charge-Offs..............          2,145            1,635            1,413
Gross Charge-Offs(3).....................        $22,546          $18,277          $16,066
Gross Charge-Offs as a % of
   Period End Outstandings(4)............          0.48%            0.44%            0.44%
Gross Charge-Offs as a % of
   Average Outstandings(4)...............          0.50%            0.46%            0.49%
Recoveries(5)............................        $11,433           $8,927           $7,296
Net Charge-Offs(6).......................        $11,113           $9,350           $8,770
Net Charge-Offs as a % of
   Period End Outstandings(4)............          0.24%            0.23%            0.24%
Net Charge-Offs as a % of
   Average Outstandings(4)...............          0.25%            0.24%            0.27%

- --------------
(1)   Number of loans as of period end.
(2) Prior to January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank combined with an average of month-end outstandings for the loans sold and serviced by the Bank for each period presented. Beginning in January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank as well as loans sold and serviced by the Bank.
(3)   Amounts charged off represent the remaining principal balance.
(4) Percentages have been annualized for the nine months ended September 30 and are not necessarily indicative of the experience for the entire year.
(5) Recoveries are not net of expenses and generally include amounts received with respect to loans previously charged off.
(6) Net charge-offs means gross charge-offs minus recoveries of loans previously charged off.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      The data presented in the foregoing tables are for illustrative purposes only. "Outstandings" as used in the foregoing tables means the principal balance of all consumer loans (including motor vehicle loans) serviced by the Bank as of the specified date. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. We cannot assure you that the loan loss and delinquency experience of the trust will be similar to the loan loss and delinquency levels for the Bank's entire portfolio as shown in the two preceding tables.

                    WEIGHTED AVERAGE LIVES OF THE SECURITIES

      The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

      Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

      The rate of payment of principal of each class of notes and the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

      The tables (the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages," respectively, have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that:

      o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

      o each scheduled monthly payment on the receivables is scheduled to be made and is made on the last day of each month and each month has 30 days;

      o payments on the notes and the certificates are made on each payment date (and each payment date is assumed to be the fifteenth day of the applicable month);

      o the initial principal amount or initial certificate balance of each class of securities is equal to the initial principal amount or initial certificate balance set forth on the front page of this term sheet;

      o except as otherwise specified herein, the servicer does not repurchase the receivables;

      o the balance in the reserve account on each payment date is equal to the required reserve account balance; and

      o     the notes and certificates are issued on November 17, 2004.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

      The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of November 1, 2004.


                                                         Weighted
                                                         Average      Weighted
                                               Weighted  Original      Average
                                               Average   Term to      Remaining
                                               Contract   Maturity     Term to
                                 Principal     Rate of   (in          Maturity
Pool                             Balance       Interest   Months)    (in Months)
- ----                             -------       --------   -------    -----------
1........................   $      582,733.61     5.198%      13          10
2........................        9,040,903.27     5.297       24          21
3........................       50,073,689.12     5.123       36          33
4........................      123,725,666.95     5.127       48          45
5........................      683,632,292.86     4.858       60          58
6........................      272,461,225.79     5.499       72          70
                            -----------------
Total....................   $1,139,516,511.60
                            =================

      The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of notes and the certificates.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                         Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                          Class A-1 Notes
                                        ------------------------------------------------------------------------------
Payment Date                                 0.50%       1.00%         1.30%       1.50%        1.70%         2.00%
- ------------                                 -----       -----         -----       -----        -----         -----
Closing Date............................    100.00      100.00        100.00      100.00       100.00        100.00
December 15, 2004.......................     90.69       88.42         87.04       86.11        85.17         83.74
January 15, 2005........................     81.41       76.96         74.24       72.41        70.56         67.76
February 15, 2005.......................     72.19       65.62         61.61       58.90        56.18         52.04
March 15, 2005..........................     63.00       54.39         49.14       45.59        42.02         36.59
April 15, 2005..........................     53.86       43.28         36.83       32.48        28.08         21.42
May 15, 2005............................     44.76       32.30         24.69       19.56        14.38          6.53
June 15, 2005...........................     35.70       21.43         12.71        6.83         0.90          0.00
July 15, 2005...........................     26.69       10.68          0.90        0.00         0.00          0.00
August 15, 2005.........................     17.72        0.05          0.00        0.00         0.00          0.00
September 15, 2005......................      8.80        0.00          0.00        0.00         0.00          0.00
October 15, 2005........................      0.00        0.00          0.00        0.00         0.00          0.00
November 15, 2005.......................      0.00        0.00          0.00        0.00         0.00          0.00
December 15, 2005.......................      0.00        0.00          0.00        0.00         0.00          0.00
January 15, 2006........................      0.00        0.00          0.00        0.00         0.00          0.00
February 15, 2006.......................      0.00        0.00          0.00        0.00         0.00          0.00
March 15, 2006..........................      0.00        0.00          0.00        0.00         0.00          0.00
April 15, 2006..........................      0.00        0.00          0.00        0.00         0.00          0.00
May 15, 2006............................      0.00        0.00          0.00        0.00         0.00          0.00
June 15, 2006...........................      0.00        0.00          0.00        0.00         0.00          0.00
July 15, 2006...........................      0.00        0.00          0.00        0.00         0.00          0.00
August 15, 2006.........................      0.00        0.00          0.00        0.00         0.00          0.00
September 15, 2006......................      0.00        0.00          0.00        0.00         0.00          0.00
October 15, 2006........................      0.00        0.00          0.00        0.00         0.00          0.00
November 15, 2006.......................      0.00        0.00          0.00        0.00         0.00          0.00
December 15, 2006.......................      0.00        0.00          0.00        0.00         0.00          0.00
January 15, 2007........................      0.00        0.00          0.00        0.00         0.00          0.00
February 15, 2007.......................      0.00        0.00          0.00        0.00         0.00          0.00
March 15, 2007..........................      0.00        0.00          0.00        0.00         0.00          0.00
April 15, 2007..........................      0.00        0.00          0.00        0.00         0.00          0.00
May 15, 2007............................      0.00        0.00          0.00        0.00         0.00          0.00
June 15, 2007...........................      0.00        0.00          0.00        0.00         0.00          0.00
July 15, 2007...........................      0.00        0.00          0.00        0.00         0.00          0.00
August 15, 2007.........................      0.00        0.00          0.00        0.00         0.00          0.00
September 15, 2007......................      0.00        0.00          0.00        0.00         0.00          0.00
October 15, 2007........................      0.00        0.00          0.00        0.00         0.00          0.00
November 15, 2007.......................      0.00        0.00          0.00        0.00         0.00          0.00
December 15, 2007.......................      0.00        0.00          0.00        0.00         0.00          0.00
January 15, 2008........................      0.00        0.00          0.00        0.00         0.00          0.00
February 15, 2008.......................      0.00        0.00          0.00        0.00         0.00          0.00
March 15, 2008..........................      0.00        0.00          0.00        0.00         0.00          0.00
April 15, 2008..........................      0.00        0.00          0.00        0.00         0.00          0.00
May 15, 2008............................      0.00        0.00          0.00        0.00         0.00          0.00
June 15, 2008...........................      0.00        0.00          0.00        0.00         0.00          0.00
July 15, 2008...........................      0.00        0.00          0.00        0.00         0.00          0.00
August 15, 2008.........................      0.00        0.00          0.00        0.00         0.00          0.00
September 15, 2008......................      0.00        0.00          0.00        0.00         0.00          0.00
October 15, 2008........................      0.00        0.00          0.00        0.00         0.00          0.00
November 15, 2008.......................      0.00        0.00          0.00        0.00         0.00          0.00
December 15, 2008.......................      0.00        0.00          0.00        0.00         0.00          0.00
January 15, 2009........................      0.00        0.00          0.00        0.00         0.00          0.00
February 15, 2009.......................      0.00        0.00          0.00        0.00         0.00          0.00
March 15, 2009..........................      0.00        0.00          0.00        0.00         0.00          0.00
April 15, 2009..........................      0.00        0.00          0.00        0.00         0.00          0.00
May 15, 2009............................      0.00        0.00          0.00        0.00         0.00          0.00
June 15, 2009...........................      0.00        0.00          0.00        0.00         0.00          0.00
July 15, 2009...........................      0.00        0.00          0.00        0.00         0.00          0.00
August 15, 2009.........................      0.00        0.00          0.00        0.00         0.00          0.00
September 15, 2009......................      0.00        0.00          0.00        0.00         0.00          0.00
October 15, 2009........................      0.00        0.00          0.00        0.00         0.00          0.00
November 15, 2009.......................      0.00        0.00          0.00        0.00         0.00          0.00
December 15, 2009.......................      0.00        0.00          0.00        0.00         0.00          0.00
January 15, 2010........................      0.00        0.00          0.00        0.00         0.00          0.00
February 15, 2010.......................      0.00        0.00          0.00        0.00         0.00          0.00
March 15, 2010..........................      0.00        0.00          0.00        0.00         0.00          0.00
April 15, 2010..........................      0.00        0.00          0.00        0.00         0.00          0.00
May 15, 2010............................      0.00        0.00          0.00        0.00         0.00          0.00
June 15, 2010...........................      0.00        0.00          0.00        0.00         0.00          0.00
July 15, 2010...........................      0.00        0.00          0.00        0.00         0.00          0.00
August 15, 2010.........................      0.00        0.00          0.00        0.00         0.00          0.00
September 15, 2010......................      0.00        0.00          0.00        0.00         0.00          0.00

Weighted Average Life (years) (1).......      0.49        0.41          0.37        0.35         0.33          0.30

- --------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

         This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                         Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                          Class A-2 Notes
                                        ------------------------------------------------------------------------------
Payment Date                                 0.50%        1.00%        1.30%         1.50%        1.70%        2.00%
- ------------                                 -----        -----        -----         -----        -----        -----
Closing Date.............................   100.00       100.00       100.00        100.00       100.00       100.00
December 15, 2004........................   100.00       100.00       100.00        100.00       100.00       100.00
January 15, 2005.........................   100.00       100.00       100.00        100.00       100.00       100.00
February 15, 2005........................   100.00       100.00       100.00        100.00       100.00       100.00
March 15, 2005...........................   100.00       100.00       100.00        100.00       100.00       100.00
April 15, 2005...........................   100.00       100.00       100.00        100.00       100.00       100.00
May 15, 2005.............................   100.00       100.00       100.00        100.00       100.00       100.00
June 15, 2005............................   100.00       100.00       100.00        100.00       100.00        91.62
July 15, 2005............................   100.00       100.00       100.00         94.10        87.21        76.76
August 15, 2005..........................   100.00       100.00        88.87         81.33        73.73        62.19
September 15, 2005.......................   100.00        89.17        76.98         68.77        60.48        47.91
October 15, 2005.........................    99.95        78.43        65.29         56.44        47.50        33.95
November 15, 2005........................    90.82        67.82        53.78         44.32        34.77        20.29
December 15, 2005........................    81.73        57.34        42.45         32.41        22.28         6.92
January 15, 2006.........................    72.70        46.99        31.30         20.72        10.04         0.00
February 15, 2006........................    63.71        36.77        20.33          9.24         0.00         0.00
March 15, 2006...........................    54.78        26.69         9.54          0.00         0.00         0.00
April 15, 2006...........................    45.89        16.73         0.00          0.00         0.00         0.00
May 15, 2006.............................    37.05         6.91         0.00          0.00         0.00         0.00
June 15, 2006............................    28.26         0.00         0.00          0.00         0.00         0.00
July 15, 2006............................    19.52         0.00         0.00          0.00         0.00         0.00
August 15, 2006..........................    10.83         0.00         0.00          0.00         0.00         0.00
September 15, 2006.......................     2.36         0.00         0.00          0.00         0.00         0.00
October 15, 2006.........................     0.00         0.00         0.00          0.00         0.00         0.00
November 15, 2006........................     0.00         0.00         0.00          0.00         0.00         0.00
December 15, 2006........................     0.00         0.00         0.00          0.00         0.00         0.00
January 15, 2007.........................     0.00         0.00         0.00          0.00         0.00         0.00
February 15, 2007........................     0.00         0.00         0.00          0.00         0.00         0.00
March 15, 2007...........................     0.00         0.00         0.00          0.00         0.00         0.00
April 15, 2007...........................     0.00         0.00         0.00          0.00         0.00         0.00
May 15, 2007.............................     0.00         0.00         0.00          0.00         0.00         0.00
June 15, 2007............................     0.00         0.00         0.00          0.00         0.00         0.00
July 15, 2007............................     0.00         0.00         0.00          0.00         0.00         0.00
August 15, 2007..........................     0.00         0.00         0.00          0.00         0.00         0.00
September 15, 2007.......................     0.00         0.00         0.00          0.00         0.00         0.00
October 15, 2007.........................     0.00         0.00         0.00          0.00         0.00         0.00
November 15, 2007........................     0.00         0.00         0.00          0.00         0.00         0.00
December 15, 2007........................     0.00         0.00         0.00          0.00         0.00         0.00
January 15, 2008.........................     0.00         0.00         0.00          0.00         0.00         0.00
February 15, 2008........................     0.00         0.00         0.00          0.00         0.00         0.00
March 15, 2008...........................     0.00         0.00         0.00          0.00         0.00         0.00
April 15, 2008...........................     0.00         0.00         0.00          0.00         0.00         0.00
May 15, 2008.............................     0.00         0.00         0.00          0.00         0.00         0.00
June 15, 2008............................     0.00         0.00         0.00          0.00         0.00         0.00
July 15, 2008............................     0.00         0.00         0.00          0.00         0.00         0.00
August 15, 2008..........................     0.00         0.00         0.00          0.00         0.00         0.00
September 15, 2008.......................     0.00         0.00         0.00          0.00         0.00         0.00
October 15, 2008.........................     0.00         0.00         0.00          0.00         0.00         0.00
November 15, 2008........................     0.00         0.00         0.00          0.00         0.00         0.00
December 15, 2008........................     0.00         0.00         0.00          0.00         0.00         0.00
January 15, 2009.........................     0.00         0.00         0.00          0.00         0.00         0.00
February 15, 2009........................     0.00         0.00         0.00          0.00         0.00         0.00
March 15, 2009...........................     0.00         0.00         0.00          0.00         0.00         0.00
April 15, 2009...........................     0.00         0.00         0.00          0.00         0.00         0.00
May 15, 2009.............................     0.00         0.00         0.00          0.00         0.00         0.00
June 15, 2009............................     0.00         0.00         0.00          0.00         0.00         0.00
July 15, 2009............................     0.00         0.00         0.00          0.00         0.00         0.00
August 15, 2009..........................     0.00         0.00         0.00          0.00         0.00         0.00
September 15, 2009.......................     0.00         0.00         0.00          0.00         0.00         0.00
October 15, 2009.........................     0.00         0.00         0.00          0.00         0.00         0.00
November 15, 2009........................     0.00         0.00         0.00          0.00         0.00         0.00
December 15, 2009........................     0.00         0.00         0.00          0.00         0.00         0.00
January 15, 2010.........................     0.00         0.00         0.00          0.00         0.00         0.00
February 15, 2010........................     0.00         0.00         0.00          0.00         0.00         0.00
March 15, 2010...........................     0.00         0.00         0.00          0.00         0.00         0.00
April 15, 2010...........................     0.00         0.00         0.00          0.00         0.00         0.00
May 15, 2010.............................     0.00         0.00         0.00          0.00         0.00         0.00
June 15, 2010............................     0.00         0.00         0.00          0.00         0.00         0.00
July 15, 2010............................     0.00         0.00         0.00          0.00         0.00         0.00
August 15, 2010..........................     0.00         0.00         0.00          0.00         0.00         0.00
September 15, 2010.......................     0.00         0.00         0.00          0.00         0.00         0.00

Weighted Average Life (years) (1)........     1.42         1.18         1.07          1.00         0.94         0.86

- --------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                         Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                          Class A-3 Notes
                                        ------------------------------------------------------------------------------
Payment Date                                  0.50%        1.00%        1.30%       1.50%       1.70%         2.00%
- ------------                                  -----        -----        -----       -----       -----         -----
Closing Date............................     100.00       100.00       100.00      100.00      100.00        100.00
December 15, 2004.......................     100.00       100.00       100.00      100.00      100.00        100.00
January 15, 2005........................     100.00       100.00       100.00      100.00      100.00        100.00
February 15, 2005.......................     100.00       100.00       100.00      100.00      100.00        100.00
March 15, 2005..........................     100.00       100.00       100.00      100.00      100.00        100.00
April 15, 2005..........................     100.00       100.00       100.00      100.00      100.00        100.00
May 15, 2005............................     100.00       100.00       100.00      100.00      100.00        100.00
June 15, 2005...........................     100.00       100.00       100.00      100.00      100.00        100.00
July 15, 2005...........................     100.00       100.00       100.00      100.00      100.00        100.00
August 15, 2005.........................     100.00       100.00       100.00      100.00      100.00        100.00
September 15, 2005......................     100.00       100.00       100.00      100.00      100.00        100.00
October 15, 2005........................     100.00       100.00       100.00      100.00      100.00        100.00
November 15, 2005.......................     100.00       100.00       100.00      100.00      100.00        100.00
December 15, 2005.......................     100.00       100.00       100.00      100.00      100.00        100.00
January 15, 2006........................     100.00       100.00       100.00      100.00      100.00         96.06
February 15, 2006.......................     100.00       100.00       100.00      100.00       98.75         87.87
March 15, 2006..........................     100.00       100.00       100.00       98.70       91.22         79.87
April 15, 2006..........................     100.00       100.00        99.32       91.62       83.85         72.07
May 15, 2006............................     100.00       100.00        92.63       84.67       76.65         64.47
June 15, 2006...........................     100.00        98.22        86.07       77.87       69.61         57.07
July 15, 2006...........................     100.00        92.09        79.62       71.21       62.73         49.87
August 15, 2006.........................     100.00        86.05        73.30       64.70       56.03         42.87
September 15, 2006......................     100.00        80.19        67.18       58.41       49.56         36.14
October 15, 2006........................      96.11        74.42        61.18       52.25       43.25         29.60
November 15, 2006.......................      90.73        68.73        55.30       46.25       37.11         23.27
December 15, 2006.......................      85.39        63.13        49.54       40.38       31.14         17.13
January 15, 2007........................      80.09        57.62        43.91       34.66       25.34         11.20
February 15, 2007.......................      74.81        52.20        38.39       29.09       19.71          5.48
March 15, 2007..........................      69.57        46.86        33.00       23.66       14.24          0.00
April 15, 2007..........................      64.36        41.62        27.74       18.39        8.95          0.00
May 15, 2007............................      59.19        36.47        22.60       13.26        3.83          0.00
June 15, 2007...........................      54.05        31.41        17.59        8.28        0.00          0.00
July 15, 2007...........................      48.95        26.44        12.71        3.45        0.00          0.00
August 15, 2007.........................      43.88        21.56         7.95        0.00        0.00          0.00
September 15, 2007......................      39.19        17.06         3.55        0.00        0.00          0.00
October 15, 2007........................      34.54        12.63         0.00        0.00        0.00          0.00
November 15, 2007.......................      29.92         8.30         0.00        0.00        0.00          0.00
December 15, 2007.......................      25.33         4.05         0.00        0.00        0.00          0.00
January 15, 2008........................      20.78         0.00         0.00        0.00        0.00          0.00
February 15, 2008.......................      16.26         0.00         0.00        0.00        0.00          0.00
March 15, 2008..........................      11.77         0.00         0.00        0.00        0.00          0.00
April 15, 2008..........................       7.32         0.00         0.00        0.00        0.00          0.00
May 15, 2008............................       2.90         0.00         0.00        0.00        0.00          0.00
June 15, 2008...........................       0.00         0.00         0.00        0.00        0.00          0.00
July 15, 2008...........................       0.00         0.00         0.00        0.00        0.00          0.00
August 15, 2008.........................       0.00         0.00         0.00        0.00        0.00          0.00
September 15, 2008......................       0.00         0.00         0.00        0.00        0.00          0.00
October 15, 2008........................       0.00         0.00         0.00        0.00        0.00          0.00
November 15, 2008.......................       0.00         0.00         0.00        0.00        0.00          0.00
December 15, 2008.......................       0.00         0.00         0.00        0.00        0.00          0.00
January 15, 2009........................       0.00         0.00         0.00        0.00        0.00          0.00
February 15, 2009.......................       0.00         0.00         0.00        0.00        0.00          0.00
March 15, 2009..........................       0.00         0.00         0.00        0.00        0.00          0.00
April 15, 2009..........................       0.00         0.00         0.00        0.00        0.00          0.00
May 15, 2009............................       0.00         0.00         0.00        0.00        0.00          0.00
June 15, 2009...........................       0.00         0.00         0.00        0.00        0.00          0.00
July 15, 2009...........................       0.00         0.00         0.00        0.00        0.00          0.00
August 15, 2009.........................       0.00         0.00         0.00        0.00        0.00          0.00
September 15, 2009......................       0.00         0.00         0.00        0.00        0.00          0.00
October 15, 2009........................       0.00         0.00         0.00        0.00        0.00          0.00
November 15, 2009.......................       0.00         0.00         0.00        0.00        0.00          0.00
December 15, 2009.......................       0.00         0.00         0.00        0.00        0.00          0.00
January 15, 2010........................       0.00         0.00         0.00        0.00        0.00          0.00
February 15, 2010.......................       0.00         0.00         0.00        0.00        0.00          0.00
March 15, 2010..........................       0.00         0.00         0.00        0.00        0.00          0.00
April 15, 2010..........................       0.00         0.00         0.00        0.00        0.00          0.00
May 15, 2010............................       0.00         0.00         0.00        0.00        0.00          0.00
June 15, 2010...........................       0.00         0.00         0.00        0.00        0.00          0.00
July 15, 2010...........................       0.00         0.00         0.00        0.00        0.00          0.00
August 15, 2010.........................       0.00         0.00         0.00        0.00        0.00          0.00
September 15, 2010......................       0.00         0.00         0.00        0.00        0.00          0.00

Weighted Average Life (years) (1).......       2.71         2.34         2.14        2.01        1.89          1.72

- --------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                         Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                 Class A-4 Notes
                                               ------------------------------------------------------------------------------
   Payment Date                                    0.50%        1.00%        1.30%        1.50%       1.70%         2.00%
   ------------                                    -----        -----        -----        -----       -----         -----
   Closing Date..............................     100.00       100.00       100.00       100.00      100.00        100.00
   December 15, 2004.........................     100.00       100.00       100.00       100.00      100.00        100.00
   January 15, 2005..........................     100.00       100.00       100.00       100.00      100.00        100.00
   February 15, 2005.........................     100.00       100.00       100.00       100.00      100.00        100.00
   March 15, 2005............................     100.00       100.00       100.00       100.00      100.00        100.00
   April 15, 2005............................     100.00       100.00       100.00       100.00      100.00        100.00
   May 15, 2005..............................     100.00       100.00       100.00       100.00      100.00        100.00
   June 15, 2005.............................     100.00       100.00       100.00       100.00      100.00        100.00
   July 15, 2005.............................     100.00       100.00       100.00       100.00      100.00        100.00
   August 15, 2005...........................     100.00       100.00       100.00       100.00      100.00        100.00
   September 15, 2005........................     100.00       100.00       100.00       100.00      100.00        100.00
   October 15, 2005..........................     100.00       100.00       100.00       100.00      100.00        100.00
   November 15, 2005.........................     100.00       100.00       100.00       100.00      100.00        100.00
   December 15, 2005.........................     100.00       100.00       100.00       100.00      100.00        100.00
   January 15, 2006..........................     100.00       100.00       100.00       100.00      100.00        100.00
   February 15, 2006.........................     100.00       100.00       100.00       100.00      100.00        100.00
   March 15, 2006............................     100.00       100.00       100.00       100.00      100.00        100.00
   April 15, 2006............................     100.00       100.00       100.00       100.00      100.00        100.00
   May 15, 2006..............................     100.00       100.00       100.00       100.00      100.00        100.00
   June 15, 2006.............................     100.00       100.00       100.00       100.00      100.00        100.00
   July 15, 2006.............................     100.00       100.00       100.00       100.00      100.00        100.00
   August 15, 2006...........................     100.00       100.00       100.00       100.00      100.00        100.00
   September 15, 2006........................     100.00       100.00       100.00       100.00      100.00        100.00
   October 15, 2006..........................     100.00       100.00       100.00       100.00      100.00        100.00
   November 15, 2006.........................     100.00       100.00       100.00       100.00      100.00        100.00
   December 15, 2006.........................     100.00       100.00       100.00       100.00      100.00        100.00
   January 15, 2007..........................     100.00       100.00       100.00       100.00      100.00        100.00
   February 15, 2007.........................     100.00       100.00       100.00       100.00      100.00        100.00
   March 15, 2007............................     100.00       100.00       100.00       100.00      100.00         99.92
   April 15, 2007............................     100.00       100.00       100.00       100.00      100.00         90.64
   May 15, 2007..............................     100.00       100.00       100.00       100.00      100.00         81.71
   June 15, 2007.............................     100.00       100.00       100.00       100.00       98.05         73.15
   July 15, 2007.............................     100.00       100.00       100.00       100.00       89.71         64.96
   August 15, 2007...........................     100.00       100.00       100.00        97.86       81.68         57.14
   September 15, 2007........................     100.00       100.00       100.00        90.29       74.24         49.90
   October 15, 2007..........................     100.00       100.00        98.72        82.97       67.09         43.01
   November 15, 2007.........................     100.00       100.00        91.45        75.90       60.23         36.46
   December 15, 2007.........................     100.00       100.00        84.38        69.08       53.66         30.27
   January 15, 2008..........................     100.00        99.81        77.53        62.52       47.38         24.42
   February 15, 2008.........................     100.00        92.69        70.89        56.20       41.39         18.93
   March 15, 2008............................     100.00        85.73        64.47        50.14       35.70         13.80
   April 15, 2008............................     100.00        78.92        58.26        44.34       30.31          9.03
   May 15, 2008..............................     100.00        72.27        52.27        38.80       25.21          4.61
   June 15, 2008.............................      97.40        65.79        46.50        33.52       20.42          0.57
   July 15, 2008.............................      89.79        59.46        40.95        28.49       15.93          0.00
   August 15, 2008...........................      82.24        53.29        35.63        23.73       11.74          0.00
   September 15, 2008........................      75.81        48.00        31.04        19.62        8.11          0.00
   October 15, 2008..........................      69.43        42.86        26.65        15.74        4.73          0.00
   November 15, 2008.........................      63.11        37.85        22.45        12.08        1.62          0.00
   December 15, 2008.........................      56.83        32.98        18.44         8.64        0.00          0.00
   January 15, 2009..........................      50.61        28.26        14.62         5.44        0.00          0.00
   February 15, 2009.........................      44.45        23.67        11.00         2.47        0.00          0.00
   March 15, 2009............................      38.33        19.23         7.58         0.00        0.00          0.00
   April 15, 2009............................      32.28        14.93         4.35         0.00        0.00          0.00
   May 15, 2009..............................      26.27        10.77         1.32         0.00        0.00          0.00
   June 15, 2009.............................      20.32         6.76         0.00         0.00        0.00          0.00
   July 15, 2009.............................      14.43         2.90         0.00         0.00        0.00          0.00
   August 15, 2009...........................       8.60         0.00         0.00         0.00        0.00          0.00
   September 15, 2009........................       2.82         0.00         0.00         0.00        0.00          0.00
   October 15, 2009..........................       1.32         0.00         0.00         0.00        0.00          0.00
   November 15, 2009.........................       0.00         0.00         0.00         0.00        0.00          0.00
   December 15, 2009.........................       0.00         0.00         0.00         0.00        0.00          0.00
   January 15, 2010..........................       0.00         0.00         0.00         0.00        0.00          0.00
   February 15, 2010.........................       0.00         0.00         0.00         0.00        0.00          0.00
   March 15, 2010............................       0.00         0.00         0.00         0.00        0.00          0.00
   April 15, 2010............................       0.00         0.00         0.00         0.00        0.00          0.00
   May 15, 2010..............................       0.00         0.00         0.00         0.00        0.00          0.00
   June 15, 2010.............................       0.00         0.00         0.00         0.00        0.00          0.00
   July 15, 2010.............................       0.00         0.00         0.00         0.00        0.00          0.00
   August 15, 2010...........................       0.00         0.00         0.00         0.00        0.00          0.00
   September 15, 2010........................       0.00         0.00         0.00         0.00        0.00          0.00

   Weighted Average Life (years) (1).........       4.22         3.89         3.63         3.43        3.22          2.91
   Weighted Average to Call (years) (1)(2)...       4.13         3.78         3.48         3.30        3.09          2.79
   Earliest Optional Call Date ..............   April 2009     Dec. 2008   Aug. 2008     June 2008   March 2008    Nov. 2007

- --------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                          Percent of Initial Certificate Balance at Various ABS Percentages

                                                                                Class B Certificates
                                             -------------------------------------------------------------------------------
Payment Date                                    0.50%         1.00%        1.30%        1.50%        1.70%         2.00%
- ------------                                    -----         -----        -----        -----        -----         -----
Closing Date................................   100.00        100.00       100.00       100.00       100.00        100.00
December 15, 2004...........................   100.00        100.00       100.00       100.00       100.00        100.00
January 15, 2005............................   100.00        100.00       100.00       100.00       100.00        100.00
February 15, 2005...........................   100.00        100.00       100.00       100.00       100.00        100.00
March 15, 2005..............................   100.00        100.00       100.00       100.00       100.00        100.00
April 15, 2005..............................   100.00        100.00       100.00       100.00       100.00        100.00
May 15, 2005................................   100.00        100.00       100.00       100.00       100.00        100.00
June 15, 2005...............................   100.00        100.00       100.00       100.00       100.00        100.00
July 15, 2005...............................   100.00        100.00       100.00       100.00       100.00        100.00
August 15, 2005.............................   100.00        100.00       100.00       100.00       100.00        100.00
September 15, 2005..........................   100.00        100.00       100.00       100.00       100.00        100.00
October 15, 2005............................   100.00        100.00       100.00       100.00       100.00        100.00
November 15, 2005...........................   100.00        100.00       100.00       100.00       100.00        100.00
December 15, 2005...........................   100.00        100.00       100.00       100.00       100.00        100.00
January 15, 2006............................   100.00        100.00       100.00       100.00       100.00        100.00
February 15, 2006...........................   100.00        100.00       100.00       100.00       100.00        100.00
March 15, 2006..............................   100.00        100.00       100.00       100.00       100.00        100.00
April 15, 2006..............................   100.00        100.00       100.00       100.00       100.00        100.00
May 15, 2006................................   100.00        100.00       100.00       100.00       100.00        100.00
June 15, 2006...............................   100.00        100.00       100.00       100.00       100.00        100.00
July 15, 2006...............................   100.00        100.00       100.00       100.00       100.00        100.00
August 15, 2006.............................   100.00        100.00       100.00       100.00       100.00        100.00
September 15, 2006..........................   100.00        100.00       100.00       100.00       100.00        100.00
October 15, 2006............................   100.00        100.00       100.00       100.00       100.00        100.00
November 15, 2006...........................   100.00        100.00       100.00       100.00       100.00        100.00
December 15, 2006...........................   100.00        100.00       100.00       100.00       100.00        100.00
January 15, 2007............................   100.00        100.00       100.00       100.00       100.00        100.00
February 15, 2007...........................   100.00        100.00       100.00       100.00       100.00        100.00
March 15, 2007..............................   100.00        100.00       100.00       100.00       100.00        100.00
April 15, 2007..............................   100.00        100.00       100.00       100.00       100.00        100.00
May 15, 2007................................   100.00        100.00       100.00       100.00       100.00        100.00
June 15, 2007...............................   100.00        100.00       100.00       100.00       100.00        100.00
July 15, 2007...............................   100.00        100.00       100.00       100.00       100.00        100.00
August 15, 2007.............................   100.00        100.00       100.00       100.00       100.00        100.00
September 15, 2007..........................   100.00        100.00       100.00       100.00       100.00        100.00
October 15, 2007............................   100.00        100.00       100.00       100.00       100.00        100.00
November 15, 2007...........................   100.00        100.00       100.00       100.00       100.00        100.00
December 15, 2007...........................   100.00        100.00       100.00       100.00       100.00        100.00
January 15, 2008............................   100.00        100.00       100.00       100.00       100.00        100.00
February 15, 2008...........................   100.00        100.00       100.00       100.00       100.00        100.00
March 15, 2008..............................   100.00        100.00       100.00       100.00       100.00        100.00
April 15, 2008..............................   100.00        100.00       100.00       100.00       100.00        100.00
May 15, 2008................................   100.00        100.00       100.00       100.00       100.00        100.00
June 15, 2008...............................   100.00        100.00       100.00       100.00       100.00        100.00
July 15, 2008...............................   100.00        100.00       100.00       100.00       100.00         78.10
August 15, 2008.............................   100.00        100.00       100.00       100.00       100.00         54.81
September 15, 2008..........................   100.00        100.00       100.00       100.00       100.00         34.33
October 15, 2008............................   100.00        100.00       100.00       100.00       100.00         16.05
November 15, 2008...........................   100.00        100.00       100.00       100.00       100.00          0.00
December 15, 2008...........................   100.00        100.00       100.00       100.00        91.33          0.00
January 15, 2009............................   100.00        100.00       100.00       100.00        73.17          0.00
February 15, 2009...........................   100.00        100.00       100.00       100.00        56.90          0.00
March 15, 2009..............................   100.00        100.00       100.00        98.08        42.51          0.00
April 15, 2009..............................   100.00        100.00       100.00        80.48        30.02          0.00
May 15, 2009................................   100.00        100.00       100.00        64.53        19.44          0.00
June 15, 2009...............................   100.00        100.00        89.38        50.25        10.79          0.00
July 15, 2009...............................   100.00        100.00        70.92        37.63         4.07          0.00
August 15, 2009.............................   100.00         94.23        53.88        26.70         0.00          0.00
September 15, 2009..........................   100.00         69.15        38.27        17.47         0.00          0.00
October 15, 2009............................   100.00         61.95        33.08        13.64         0.00          0.00
November 15, 2009...........................    98.85         55.00        28.25        10.24         0.00          0.00
December 15, 2009...........................    88.52         48.30        23.77         7.25         0.00          0.00
January 15, 2010............................    78.29         41.87        19.66         4.70         0.00          0.00
February 15, 2010...........................    68.15         35.70        15.91         2.58         0.00          0.00
March 15, 2010..............................    58.12         29.79        12.52         0.89         0.00          0.00
April 15, 2010..............................    48.18         24.15         9.50         0.00         0.00          0.00
May 15, 2010................................    38.34         18.78         6.85         0.00         0.00          0.00
June 15, 2010...............................    28.60         13.68         4.57         0.00         0.00          0.00
July 15, 2010...............................    18.97          8.84         2.67         0.00         0.00          0.00
August 15, 2010.............................     9.43          4.28         1.14         0.00         0.00          0.00
September 15, 2010..........................     0.00          0.00         0.00         0.00         0.00          0.00

Weighted Average Life (years) (1)...........     5.44          5.17         4.92         4.67         4.35          3.81
Weighted Average to Call (years) (1) (2)....     4.41          4.08         3.74         3.58         3.33          2.99
Earliest Optional Call Date.................  April 2009    Dec. 2008    Aug. 2008    June 2008    March 2008     Nov. 2007

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(1) The weighted average life of a certificate is determined by (a)
    multiplying the amount of each principal payment on a certificate by the number of years from the date of the issuance of the certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the certificate.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



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